                                                                    EXHIBIT 10.1

                             SUBSCRIPTION AGREEMENT


                                  BY AND AMONG


                              BARGO ENERGY COMPANY

                                       AND

                      ENERGY CAPITAL INVESTMENT COMPANY PLC

                       ENCAP ENERGY CAPITAL FUND III, L.P.

                      ENCAP ENERGY CAPITAL FUND III-B, L.P.

                           BOCP ENERGY PARTNERS, L.P.

                               EOS PARTNERS, L.P.

                             EOS PARTNERS SBIC, L.P.

                           EOS PARTNERS SBIC II, L.P.

                               SGC PARTNERS II LLC

                   BANCAMERICA CAPITAL INVESTORS SBIC I, L.P.

                                       AND

                        KAYNE ANDERSON ENERGY FUND, L.P.



                              DATED MARCH 31, 2000

                                TABLE OF CONTENTS

ARTICLE I.  CERTAIN DEFINITIONS                                                      1
         Section 1.1       Defined Terms                                             1
         Section 1.2       Headings                                                  5
         Section 1.3.      Statutory References                                      5
         Section 1.4.      Calculation of Time Period                                5
         Section 1.5.      Extended Definitions                                      5
         Section 1.6.      Interpretation                                            5
         Section 1.7.      Schedules and Exhibits                                    6

ARTICLE II.  SUBSCRIPTION                                                            6
         Section 2.1.      Subscription; Acceptance                                  6
         Section 2.2.      Payment of Purchase Price                                 7
         Section 2.3.      Delivery of Certificates Representing Units Purchased     7
         Section 2.4.      Voluntary Increase in Subscription Amount by an
                           Equity Investor                                           7
         Section 2.5.      Election to Receive Warrants                              7
         Section 2.6       Election to Purchase Substituted Tranche A Term
                           Loan Notes; Subsequent Conversion                         8

ARTICLE III.  REPRESENTATIONS AND WARRANTIES                                         8
         Section 3.1.      Representations and Warranties of Equity Investors        8
         Section 3.2.      Representations and Warranties of Bargo                  11

ARTICLE IV.  COVENANTS AND AGREEMENTS                                               12
         Section 4.1.      Indemnity Agreement.                                     12
         Section 4.2.      Shareholders' Agreement                                  13
         Section 4.3.      Stock Purchase Agreement                                 13
         Section 4.4       Registration Rights Agreement                            13
         Section 4.5.      Amendment to Articles of Incorporation.                  13

ARTICLE V.  MISCELLANEOUS                                                           13
         Section 5.1.      Choice of Law                                            13
         Section 5.2.      Entire Agreement                                         14
         Section 5.3.      Binding Effect                                           14
         Section 5.4.      Assignment                                               14
         Section 5.5.      Notices                                                  14
         Section 5.6.      No Merger                                                16
         Section 5.7.      Expenses                                                 16
         Section 5.8.      Third Party Beneficiaries                                16
         Section 5.9.      Transmission by Facsimile                                17
         Section 5.10.     Severability                                             17
         Section 5.11.     Waiver                                                   17
         Section 5.12.     Counterparts                                             17
         Section 5.13.     Remedies                                                 17
         Section 5.14.     Construction                                             17

                             SUBSCRIPTION AGREEMENT

         This Subscription Agreement (this "Agreement") is entered into this 31st day of March, 2000, by and among Energy Capital Investment Company PLC, an English investment company ("Energy PLC"), EnCap Energy Capital Fund III-B, L.P., a Texas limited partnership ("EnCap III-B"), BOCP Energy Partners, L.P., a Texas limited partnership ("BOCP"), EnCap Energy Capital Fund III, L.P., a Texas limited partnership ("EnCap III"), Kayne Anderson Energy Fund, L.P., a Delaware limited partnership ("Kayne"), BancAmerica Capital Investors SBIC I, L.P.("BACI"), Eos Partners, L.P., a Delaware limited partnership ("Eos Partners"), Eos Partners SBIC, L.P., a Delaware limited partnership ("Eos SBIC"), Eos Partners SBIC II, L.P., a Delaware limited partnership ("Eos SBIC II" and together with Eos Partners and Eos SBIC, collectively referred to as "EOS"), and SGC Partners II LLC, a Delaware limited liability company ("SGCP") (each individually, an "Equity Investor" and collectively, the "Equity Investors") and Bargo Energy Company, a Texas corporation ("Bargo"), and evidences the following:

         NOW THEREFORE, the parties to this Agreement, intending to be legally bound, for good and valuable consideration, the receipt and sufficiency of which is acknowledged, hereby agree as follows:

                        ARTICLE I. CERTAIN DEFINITIONS

     SECTION 1.1 DEFINED TERMS. The following capitalized terms used in this Agreement have the meanings set forth below:

     ACQUISITION: means the purchase, pursuant to the Acquisition Agreements, by Bargo of oil and gas properties located in the Permian Basin, East Texas and Mid-Continent regions.

     ACQUISITION AGREEMENTS: means the following three agreements (i) Purchase and Sale Agreement, dated February 22, 2000, between Bargo Petroleum Corporation and Texaco Exploration and Production, Inc.; (ii) Purchase and Sale Agreement, dated February 22, 2000, between Bargo Petroleum Corporation and McFarland Energy, Inc.; and (iii) Purchase and Sale Agreement, dated February 22, 2000, between Bargo Petroleum Corporation and Four Star Oil & Gas Company.

     ADMINISTRATIVE AGENT: has the meaning set forth in the Assignment.

     AGGREGATE PURCHASE PRICE: means an amount equal to the principal, interest and premium, if any, outstanding on the Tranche A Term Loans and the Tranche B Term Loans on the Notice Date; provided that the Aggregate Purchase Price shall not exceed $45,000,000.

     AMENDMENT TO STOCK PURCHASE AGREEMENT: has the meaning ascribed thereto in
Section 4.3 hereof.





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

     ANCILLARY AGREEMENTS: means, collectively, the First Amendment to Second Amended and Restated Shareholders' Agreement, the Certificate of Designation, the Third Amendment to Registration Rights Agreement, the Amendment to Stock Purchase Agreement, the Assignment and the Escrow Agreement.

     APPLICABLE LAW: means any statute, law, rule or regulation or any judgment, order, writ, injunction, or decree of any Governmental Entity to which a specified person or property is subject.

     ASSIGNMENT: means the Assignment, Acknowledgment, Agreement and the Waiver in the form of Exhibit I.

     BT: Bankers Trust Company, a New York banking corporation.

     BUSINESS DAY: means each Monday through Friday of each calendar week, except that a legal holiday recognized by the United States federal government or the State of Texas shall not be a Business Day.

     CERTIFICATE OF DESIGNATION: means the Certificate of Designation attached as Exhibit B.

     CLOSING DATE: means the Business Day six days following the Notice Date.

     CREDIT AGREEMENT: means the Credit Agreement dated as of March 31, 2000, among the Company, Chase Bank of Texas National Association, as Administrative Agent, BT, as Syndication Agent, and the other agents and lenders signatory thereto.

     DESIGNATED COMMON STOCK NUMBER: means the number equal to [A-B]/C, where "A" equals B divided by D, where "B" equals the number of shares of Bargo common stock, par value $.01 per share, issued and outstanding (computed on a fully diluted basis) on the date of closing the Acquisition, where "C" is the Aggregate Purchase Price divided by 1,000 and where "D" is 1 minus the Specified Equity Percentage. If the Company makes a dividend or other distribution on its Common Stock payable in Common Stock, or if the outstanding Common Stock is subdivided into a larger number or combined into a lesser number, the Board of Directors shall proportionately increase or decrease the Designated Common Stock Number, and shall send notice of such increase to the Equity Investors and the Administrative Agent and Escrow Agent as defined in the Assignment and Escrow agreement, respectively, and to BT, in the manner provided in the Credit Agreement.

     DESIGNATED PERCENTAGE: means the percentage for each Equity Investor set forth on Exhibit G hereto.

     ENCUMBRANCE: means liens, charges, pledges, options, mortgages, deeds of trust, security interests, claims, restrictions (whether on voting, sale, transfer, disposition or otherwise), easements, and other encumbrances of every type and description, whether imposed by law, agreement, understanding, or otherwise.





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

     ESCROW AGENT: has the meaning set forth in the Escrow Agreement.

     ESCROW AGREEMENT: means the Escrow Agreement in the form of Exhibit J.

     EXPIRATION DATE: means the earlier of the following dates: (i) the date that the Tranche A Term Loans are repaid in full other than from the purchase price of Units paid pursuant to this Agreement and (ii) December 22, 2000.

     GOVERNMENTAL ENTITY: means any court or tribunal in any jurisdiction (domestic or foreign) or any federal, state, municipal, or other governmental body, agency, authority, department, commission, board, bureau, or instrumentality (domestic or foreign), as well as the New York Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market, the American Stock Exchange, and any other exchange upon which Bargo common stock is listed from time to time.

     INCREASED DESIGNATED PERCENTAGE: means, for each Equity Investor, two times the Designated Percentage for the Equity Investor (appropriately rounded so that the aggregate Increased Designated Percentages total 100%), or such other percentage in excess of the Equity Investor's Designated Percentage as the Equity Investors may agree as contemplated by Section 2.4.

     INDEMNITY AGREEMENT: means the agreement in the form of Exhibit K.

     MATERIAL ADVERSE EFFECT: means any change, development, or effect (individually or in the aggregate) which is, or is reasonably likely to be, materially adverse (i) to the business, assets, results of operations or conditions (financial or otherwise) of a party, or (ii) to the ability of a party to perform on a timely basis any material obligation under this Agreement or any agreement, instrument, or document entered into or delivered in connection herewith.

     NOTICE DATE: means the date on which the Purchase Notice is given to the Equity Investors as provided in Section 2.1.

     PARTIES: means, collectively, Bargo and the Equity Investors.

     PERMITS: means licenses, permits, franchises, consents, approvals, variances, exemptions, and other authorizations of or from Governmental Entities.

     PERSON: includes an individual, a partnership, a limited partnership, a joint venture, a syndicate, a sole proprietorship, a company or corporation with or without share capital, an unincorporated association, a trust, an executor, an administrator or other legal personal representative, a regulatory body or agency, a government or governmental agency, an authority or entity however designated or constituted, and every other legal or business entity whatsoever.





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

     PURCHASE NOTICE: has the meaning ascribed thereto in Section 2.1.

     SHARE OF UNITS: means, as to each Equity Investor, the Equity Investor's Designated Percentage multiplied by the Total Number of Units, rounded up to the next whole Unit.

     SPECIFIED EQUITY PERCENTAGE: means a percentage equal to [X/Y]xZ, where "X" is the Aggregate Purchase Price, where "Y" is $45,000,000, and where "Z" is 30%.

     STANDBY FEE: has the meaning ascribed thereto in Section 4.4 hereof.

     SUBSTITUTE TRANCHE A TERM LOAN NOTES: has the meaning given it in the Credit Agreement.

     FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT: has the meaning ascribed thereto in Section 4.2 hereof.

     THIRD AMENDMENT TO REGISTRATION RIGHTS AGREEMENT: means the amendment attached as Exhibit H.

     TOTAL NUMBER OF UNITS: means the Aggregate Purchase Price divided by $1,000 rounded up to the next whole number.

     TRANCHE A EQUITY SUBSCRIPTION DATE: has the meaning given to it in the Credit Agreement.

     TRANCHE A TERM LOANS: has the meaning given to it in the Credit Agreement.

     UNIT: means one share of Bargo Series C Preferred Stock, par value $.01 per share, and a number of shares of Bargo's common stock equal to the Designated Common Stock Number.

     WARRANTS: means the Warrant to purchase Common Stock in the form of Exhibit E.



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

     SECTION 1.2 HEADINGS.

 The division of this Agreement into Articles and Sections and the insertion of headings are for convenient reference only, and shall not effect either the construction or the interpretation of this Agreement.

     SECTION 1.3 STATUTORY REFERENCES.

     Unless expressly stated to the contrary, any references in this Agreement to any law, by-law, rule, regulation, order or act of any Governmental Entity shall be construed as a reference thereto as enacted either as of the date hereof, or as such law, by-law, rule, regulation, order or act may be amended, re-enacted, or superseded from time to time after the date hereof.

     SECTION 1.4 CALCULATION OF TIME PERIOD.

     When calculating the period of time within which or following which any act is to be done or any step is to be taken pursuant to this Agreement, the date which is the reference date in calculating such period shall be excluded. If the last day of such period is not a Business Day, the period in question shall end on the next Business Day. If under this Agreement any payment or calculation is to be made or any other action is to be taken on a day which is not a Business Day, that payment or calculation is to be made, and that other action is to be taken, as applicable, on or as of the next day that is a Business Day.

     SECTION 1.5 EXTENDED DEFINITIONS.

     Unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing gender include all genders. The term "including" as used herein to explain or elaborate upon the subject matter preceding such term, shall mean "the inclusion of without limitation" and "including, without limiting the foregoing." The terms "hereof," "hereunder" and similar expressions refer to this Agreement and not to any particular part, Article, Section or other portion hereof and include any agreement supplemental hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to parts, Articles and Sections are to parts, Articles and Sections of this Agreement.

     SECTION 1.6 INTERPRETATION.

     In the event of any inconsistencies, conflicts or contradictions between the provisions of this Agreement and any documents created pursuant to, or as required under, this Agreement, the provisions of this Agreement shall govern and prevail.

     SECTION 1.7 SCHEDULES AND EXHIBITS.

         The following Exhibits and Schedules, are attached to this Agreement and are incorporated into this Agreement by reference:

         Exhibit A   -     Purchase Notice
         Exhibit B   -     Certificate of Designation
         Exhibit C   -     Form of First Amendment to Second Amended and
                           Restated Shareholders' Agreement
         Exhibit D   -     Election to receive Warrants
         Exhibit E   -     Form of Warrant
         Exhibit F   -     Form of Amendment to Stock Purchase Agreement
         Exhibit G   -     Designated Percentage
         Exhibit H   -     Form of Third Amendment to Registration Rights
                           Agreement
         Exhibit I   -     Form of Assignment
         Exhibit J   -     Form of Escrow Agreement
         Exhibit K   -     Form of Indemnity Agreement


                            ARTICLE II. SUBSCRIPTION

     SECTION 2.1 SUBSCRIPTION; ACCEPTANCE. Subject to the terms and conditions set forth herein, each Equity Investor, severally and not jointly, irrevocably subscribes for and agrees to purchase on the Closing Date, such Equity Investor's Share of Units, at a purchase price of $1,000 per Unit. Bargo hereby accepts such subscription subject to either (i) the Tranche A Equity Subscription Date occurring prior to the Expiration Date or (ii) if there are any amounts outstanding under the Tranche A Term Loan on December 1, 2000 and, on or prior to the Expiration Date the Administrative Agent directs the Escrow Agent to deliver a Purchase Notice to the Equity Investors. On the Tranche A Equity Subscription Date or, after December 1, 2000, as directed by the Administrative Agent, Bargo shall deliver, or cause to be delivered, to each Equity Investor a Purchase Notice in the form of Exhibit A duly completed and executed by Bargo. The Purchase Notice shall set forth the Aggregate Purchase Price, the Total Number of Units, the Equity Investor's Share of Units, the number of shares of Common Stock being purchased by the Equity Investor, the Closing Date and wire transfer instructions for payment of the purchase price of the Units on the Closing Date. If, at any time on or prior to the Expiration Date, Bargo delivers or causes to be delivered to an Equity Investor a Purchase Notice such Equity Investor shall, on the Closing Date, fund the purchase price of its Units by wire transfer of immediately available funds to the account set forth in the Purchase Notice. Notwithstanding anything else set forth herein, no Equity Investor shall be obligated to purchase Units unless a Purchase Notice is given to the Equity Investor on or prior to the Expiration Date. If Bargo delivers or causes to be delivered a Purchase Notice to one Equity Investor, Bargo shall deliver or cause to be delivered a Purchase Notice to all of the Equity Investors.

     SECTION 2.2 PAYMENT OF PURCHASE PRICE. Upon receipt of the Purchase Notice, each Equity Investor shall be severally obligated to pay the purchase price of such Equity Investor's




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

Share of Units on the Closing Date. The purchase price for such Equity Investor's Share of Units shall be paid on the Closing Date in immediately available funds by wire transfer to the account specified in the Purchase Notice.

     SECTION 2.3 DELIVERY OF CERTIFICATES REPRESENTING UNITS PURCHASED. Upon each Equity Investor's payment of his portion of the Purchase Price, Bargo shall deliver or cause to be delivered to each Equity Investor certificates representing the Common Stock and Preferred Stock comprising the Units purchased registered in the name of the Equity Investor. Fractional shares of Common Stock shall not be issued. Each Equity Investor who would otherwise be entitled to fractional shares will receive a certificate for shares rounded up to the next whole share.

     SECTION 2.4. VOLUNTARY INCREASE IN SUBSCRIPTION AMOUNT BY AN EQUITY INVESTOR. At any time prior to three Business Days before the Closing Date, an Equity Investor may increase the number of Units it agrees to purchase by notifying the Company in writing of such increase. Each Equity Investor shall have the right (but not the obligation) to purchase up to such Equity Investor's Increased Designated Percentage of the Total Number of Units. Each Equity Investor may request that the Company increase its Designated Percentage, specifying the maximum number of Units the Equity Investor proposes to purchase, and if one or more Equity Investors elect not to increase the number of Units it purchases, the Company will allocate Units among the Equity Investors requesting to purchase additional Units pro rata based on the maximum number of Units they requested to purchase. Each Equity Investor shall pay the purchase price of additional Units purchased at the Closing in the same manner as such Equity Investor pays the purchase price for the Units it is required to purchase. The proceeds of purchase of additional Units by an Equity Investor shall be used to repay amounts outstanding under the Tranche B Term Loan.

     SECTION 2.5. ELECTION TO RECEIVE WARRANTS. Each Equity Investor, in lieu of receiving shares of Common Stock upon purchase of Units, may elect to receive Warrants to purchase all or a portion of such shares of Common Stock. In order to receive Warrants instead of shares of Common Stock, an Equity Investor must deliver to the Company a completed and signed Election to Receive Warrants in the form of Exhibit D at least three Business Days prior to the Closing Date. Upon receipt of payment for the Units, the Company shall issue to the Equity Investor, in lieu of the number of shares of Common Stock specified in the Election to Receive Warrants, Warrants to purchase a like number of shares of Common Stock.


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

     SECTION 2.6 ELECTION TO PURCHASE SUBSTITUTED TRANCHE A TERM LOAN NOTES; SUBSEQUENT CONVERSION.

     (a) If a Purchase Notice is delivered to an Equity Investor prior to the Expiration Date or such notice is delivered on the Expiration Date and a Conversion Nullification Event has occurred on such date, each such Equity Investor may elect to purchase Substituted Tranche A Term Loan Notes for all or any portion of the purchase price the Equity Investor is otherwise obligated to pay for its Units. Such right and option may be exercised by the Equity Investor notifying the Company at least three Business Days prior to the Closing Date. Such notice shall specify the principal amount of Substituted Tranche A Term Loan Notes to be purchased. If the amount of Substituted Tranche A Term Loan Notes purchased is less than the total purchase price of the Units which such Equity Investor is obligated or entitled to purchase, the Company shall issue and sell and such Equity Investor shall purchase, a number of Units for $1,000 per Unit equal to the difference.

     (b) If a Purchase Notice is delivered to an Equity Investor prior to the Expiration Date or such notice is delivered on the Expiration Date and a Conversion Nullification event occurred as of such date, each such Equity Investor shall have the right and option (but not the obligation) to purchase on January 2, 2001, additional Substituted Tranche A Term Loan Notes in an original principal amount equal to the purchase price of the Increased Designated Percentage of the Total Number of Units that such Equity Investor would have been entitled to purchase had the Purchase Notice been delivered on the Expiration Date, as defined in Section 2.4. Such election shall be made by the Equity Investor delivering written notice of such election to the Company on or prior to December 27, 2000. As provided in the Credit Agreement, the proceeds of such additional purchase of Substituted Tranche A Term Loan Notes will be used to repay the Tranche B Term Loan and such Substituted Tranche A Term Loan Notes may convert into Units in the manner provided for in the Credit Agreement.

                   ARTICLE III. REPRESENTATIONS AND WARRANTIES

     SECTION 3.1 REPRESENTATIONS AND WARRANTIES OF EQUITY INVESTORS. Each Equity Investor, only with respect to itself, represents and warrants to Bargo that:

     (a) Such corporate Equity Investor is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and corporate authority to own, lease, and operate its properties and to carry on its business as now being conducted. Such partnership Equity Investor is duly formed and is in good standing (as applicable) under the laws of the jurisdiction of its formation. No actions or proceedings to dissolve such Equity Investor are pending or, to the best knowledge of such Equity Investor, threatened.

     (b) Such Equity Investor has full power and authority to execute, deliver, and perform this Agreement and the Ancillary Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by such




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Equity Investor of this Agreement and the Ancillary Agreements to which such
Equity Investor is a party, and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate or partnership action, as applicable, of such Equity Investor. This Agreement has been duly executed and delivered by such Equity Investor and constitutes, and each Ancillary Agreement executed or to be executed by such Equity Investor has been, or when executed will be, duly executed and delivered by such Equity Investor and constitutes, or when executed and delivered will constitute, the valid and legally binding obligation of such Equity Investor, enforceable against such Equity Investor in accordance with its respective terms, except that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally and (ii) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

     (c) The execution, delivery, and performance by such Equity Investor of this Agreement and the Ancillary Agreements to which such Equity Investor is party and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or result in a violation of any provision of the charter or bylaws (or other governing documents), as applicable, of such Equity Investor, (ii) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation, or acceleration under, or require any consent, approval, authorization, or waiver of any party to, any bond, debenture, note, mortgage, indenture, lease, contract, agreement, or other instrument or obligation to which such Equity Investor is a party or by which such Equity Investor or any of its properties may be bound or any Permit held by an Equity Investor, (iii) result in the creation or imposition of any Encumbrance upon the properties of such Equity Investor, or (iv) violate any Applicable Law binding upon the Equity Investor, except, in the case of clauses (ii), (iii), and (iv) above, for any such conflicts, violations, defaults, terminations, cancellations, accelerations, or Encumbrances which would not, individually or in the aggregate, have a Material Adverse Effect on such Equity Investor or on the ability of such Equity Investor to consummate the transactions contemplated hereby.

     (d) No consent, approval, order, or authorization of, or declaration, filing, or registration with, any Governmental Entity is required to be obtained or made by such Equity Investor in connection with the execution, delivery, or performance by such Equity Investor of this Agreement and the Ancillary Agreements to which such Equity Investor is party or the consummation by it of the transactions contemplated hereby or thereby.

     (e) Such Equity Investor has, and at all times prior to the termination of the subscription will have, access to such funds as are necessary for the consummation by it of the transactions contemplated hereby.

     (f) Such Equity Investor represents that it has had an opportunity to ask questions of and receive answers from Bargo regarding Bargo and its business, assets, results of operation, and financial condition and the terms and conditions of the issuance of the Units. Such Equity Investor further represents that it has access to all filings made by Bargo with the Securities and


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

Exchange Commission since January 1, 1999. The foregoing, however, shall not limit or modify the representations and warranties of Bargo in Section 3.2 and shall not limit the disclosure requirements of applicable federal and state securities laws.

     (h) Such Equity Investor acknowledges that it can bear the economic risk of its investment in the Units and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Units.

     (i) Such Equity Investor understands that the Units will not have been registered pursuant to the Securities Act of 1933, as amended ("Securities Act"), or any applicable state securities laws, that the Units will be characterized as "restricted securities" under federal securities laws, and that under such laws and applicable regulations the Units cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom. In this connection, each Equity Investor represents that it is familiar with Rule 144 promulgated under the Securities Act, as currently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Appropriate stop transfer instructions may be issued to the transfer agent for securities of Bargo (or a notation may be made in the appropriate records of Bargo) in connection with the Units.

     (j) It is agreed and understood by such Equity Investor that the certificates representing the securities issued under this Agreement shall each conspicuously set forth on the face or back thereof, in addition to any legends required by Applicable Law or other agreement, a legend in substantially the following form:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE FIRST REGISTERED PURSUANT TO THAT ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE CORPORATION RECEIVES A WRITTEN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL ARE SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

     (k) Such Equity Investor is an accredited investor as defined in Regulation D under the Securities Act. Such Equity Investor is acquiring Units for its own account for investment and not with a view to, or for sale or other disposition in connection with, any distribution of all or any part thereof, except in compliance with applicable federal and state securities laws.

     (l) There are no proceedings pending or, to the best knowledge of such Equity Investor, threatened seeking to restrain, prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.




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

     (m) Such Equity Investor and its affiliates have not retained any financial advisor, broker, agent, or finder or paid or agreed to pay any financial advisor, broker, agent, or finder on account of this Agreement or any transaction contemplated hereby. Such Equity Investor shall indemnify and hold harmless Bargo from and against any and all losses, claims, damages, and liabilities (including legal and other expenses reasonably incurred in connection with investigating or defending any claims or actions) with respect to any finder's fee, brokerage commission, or similar payment in connection with any transaction contemplated hereby asserted by any person on the basis of any act or statement made or alleged to have been made by such Equity Investor or any of its affiliates.

     (n) No representation or warranty made by such Equity Investor in this Agreement, and no statement of such Equity Investor contained in any document, certificate, or other writing furnished or to be furnished by Equity Investor pursuant hereto or in connection herewith, contains or will contain, at the time of delivery, any untrue statement of a material fact or omits, or will omit, at the time of delivery, to state any material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they are made, not misleading.

     SECTION 3.2. REPRESENTATIONS AND WARRANTIES OF BARGO. Bargo hereby represents and warrants to each Equity Investor as follows:

     (a) Bargo is a corporation duly organized, validly existing, and in good standing under the laws of Texas and has all requisite corporate power and corporate authority to own, lease, and operate its properties and to carry on its business as now being conducted. No actions or proceedings to dissolve Bargo are pending or, to the best knowledge of Bargo, threatened.

     (b) Bargo is duly qualified or licensed to do business as a foreign corporation and is in good standing in each of the jurisdictions in which it owns, leases, or operates property or in which such qualification or licensing is required for the conduct of its business.

     (c) Bargo has full corporate power and corporate authority to execute, deliver, and perform this Agreement and the Ancillary Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution, delivery, and performance by Bargo of this Agreement and the Ancillary Agreements to which it is a party, and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action of Bargo. This Agreement has been duly executed and delivered by Bargo and constitutes, and each Ancillary Agreements executed or to be executed by Bargo has been, or when executed will be, duly executed and delivered by Bargo and constitute or when executed and delivered will constitute, valid and legally binding obligations of Bargo, enforceable against Bargo in accordance with their respective terms, except that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally and (ii) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

     (d) The execution, delivery, and performance by Bargo of this Agreement and the Ancillary Agreements to which it is a party and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or result in a violation of any provision of the articles of incorporation or bylaws or other governing instruments of Bargo, (ii) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation, or acceleration under, or require any consent, approval, authorization or waiver of, or notice to, any party to, any bond, debenture, note, mortgage, indenture, lease, contract, agreement, or other instrument or obligation to which Bargo or any subsidiary is a party or by which Bargo or any subsidiary or any of their respective properties may be bound or any Permit held by Bargo or any subsidiary, (iii) result in the creation or imposition of any Encumbrance upon the properties of Bargo or any subsidiary, or
(iv) violate any Applicable Law binding upon Bargo or any subsidiary, except, in the case of clauses (ii), (iii) and (iv) above, for any such conflicts, violations, defaults, terminations, cancellations, accelerations, or Encumbrances which would not, individually or in the aggregate, have a Material Adverse Effect on Bargo, and except, in the case of clause (i) above, for the filing of Articles of Amendment to Bargo's Articles of Incorporation as contemplated by Section 4.5 and in the case of clause (ii) above, for such consents, approvals, authorizations, and waivers that have been obtained and are unconditional and in full force and effect and such notices that have been duly given.

     (e) The proceeds from the sale of the Units, Warrants and Substituted Tranche A Term Loan Notes to the Equity Investors contemplated hereby shall be used to repay the Tranche A Term Loans and, to the extent provided in Section 2.4, the Tranche B Term Loan.

                      ARTICLE IV. COVENANTS AND AGREEMENTS

     SECTION 4.1. INDEMNITY AGREEMENT. Contemporaneously with the execution of this
Agreement, the Company, BT and the Equity Investors have executed the Indemnity Agreement in the form of Exhibit K.

     SECTION 4.2 SHAREHOLDERS' AGREEMENT. Contemporaneously with the execution of this Agreement, Bargo, BT and the Equity Investors have entered into the First Amendment to Second Amended and Restated Shareholders' Agreement in the form set forth as Exhibit C.

     SECTION 4.3 STOCK PURCHASE AGREEMENT. Contemporaneously with the execution of this Agreement, the Equity Investors and Bargo have entered into the Amendment to Stock Purchase Agreement, such amendment in the form attached hereto as Exhibit F.

     SECTION 4.4 REGISTRATION RIGHTS AGREEMENT. Contemporaneously with the execution of this Agreement, Bargo, BT and the Equity Investors have entered into the Third Amendment to Registration Rights Agreement.

     SECTION 4.5 AMENDMENT TO ARTICLES OF INCORPORATION. The Company's board of directors, holders of all of its outstanding Series B Preferred Stock and holders of a majority of its Common Stock have approved an amendment to the Company's Articles of Incorporation increasing the number of authorized shares of Common Stock and Preferred Stock. The Company has filed an Information Statement with the Securities and Exchange Commission pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, with respect to such amendment and has mailed the Information Statement to its stockholders. The Company agrees to file the Articles of Amendment to its Articles of Incorporation and Certificate of Designation in the form of Exhibit B on or before April 15, 2000.

     SECTION 4.6 CONDITIONS. An Equity Investor's obligations hereunder shall be subject to only the following: (i) compliance with Section 4.5; (ii) all fees required to be paid under the commitment letter of the Equity Investors dated February 22, 2000 shall have been paid; (iii) no court of competent jurisdiction shall have issued an injunction or other order prohibiting the consummation of the transactions contemplated by this Agreement; and (iv) the Equity Investor shall not have been advised by written opinion of counsel (a copy of which has been delivered to the Company) that the consummation of the transactions contemplated hereby by such Equity Investor would be illegal; provided that in the case of paragraph (iii), the Equity Investor will cooperate in good faith with the Company to cause the injunction or order to be lifted or terminated and, in the case of paragraph (iv), shall at the request of the Company, cause another entity which wholly owns the Equity Investor, which is wholly owned by the Equity Investor or which wholly owns such Equity Investor and other entity to satisfy such Equity Investor's obligations hereunder, if such satisfaction would not be illegal.

                            ARTICLE V. MISCELLANEOUS

     SECTION 5.1 CHOICE OF LAW. This Agreement shall be governed by and construed in accordance with the laws of Texas, notwithstanding principles of conflicts of laws.

     SECTION 5.2 ENTIRE AGREEMENT. This Agreement, including all schedules and exhibits attached hereto, constitutes the entire agreement among the Parties hereto with respect to the subject matter hereof, and may be amended only by a writing executed by all Parties hereto.

     SECTION 5.3 BINDING EFFECT. This Agreement and the representations and warranties contained herein shall be binding upon the heirs, executors, legal representatives, administrators, successors and permitted assigns of the Parties.

     SECTION 5.4 ASSIGNMENT. Except as provided in this Section, this Agreement may not be assigned by any Party hereto without the prior written consent of all other Parties. This Agreement may be assigned pursuant to the Assignment.

     SECTION 5.5 NOTICES. All notices, requests and approval required by this Agreement (i) shall be in writing, (ii) shall be addressed to the Parties as indicated below unless notified in writing of a change in address, and (iii) shall be deemed to have been given either when personally delivered or, if sent by recognized overnight courier service, the next Business Day, or if sent by mail (in which event it shall be sent postage prepaid), upon delivery thereof, or, if sent by telegram, telex, or facsimile upon delivery thereof (if promptly confirmed in writing). Notwithstanding the foregoing, the Purchase Notices shall be deemed given when sent by facsimile transmission to the Equity Investor at the fax number set forth below. The address of the Parties are as follows:

                  To Bargo:

                  Bargo Energy Company
                  700 Louisiana, Suite 3700
                  Houston, Texas 77002
                  Attn: Tim J. Goff and Lee Seekely
                  Facsimile: 713 236 9799

                  To EnCap Energy Capital Fund III, L.P.

                  c/o EnCap Investments, L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: D. Martin Phillips
                  Facsimile: 713-659-6130

                  To EnCap Energy Capital Fund III-B, L.P.

                  c/o EnCap Investments, L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: D. Martin Phillips
                  Facsimile: 713-659-6130

                  To BOCP Energy Partners, L.P.

                  c/o EnCap Investments, L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: D. Martin Phillips
                  Facsimile: 713-659-6130

                  To Energy Capital Investment Co. PLC

                  c/o EnCap Investments, L.C.
                  1100 Louisiana, Suite 3150
                  Houston, Texas 77002
                  Attention: Gary R. Petersen
                  Facsimile: 713-659-6130


                  To Kayne Anderson Energy Fund, L.P.

                  1100 Louisiana, Suite 4550
                  Houston, Texas 77002
                  Attention: Daniel M. Weingeist
                  Facsimile: 713-655-7355


                  To BancAmerica Capital Investors SBIC, L.P.

                  100 North Tryon Street, 25th Floor
                  Charlotte, North Carolina 28255
                  Attention: J. Travis Hain
                  Facsimile: 704-386-6432

                  To Eos Partners SBIC, L.P.

                  320 Park Avenue
                  New York, New York 10022
                  Attention: Brian D. Young
                  Facsimile: 212-832-5815

                  To Eos Partners SBIC II, L.P.

                  320 Park Avenue
                  New York, New York 10022
                  Attention: Brian D. Young
                  Facsimile: 212-832-5815

                  To Eos Partners, L.P.

                  320 Park Avenue
                  New York, New York 10022
                  Attention: Brian D. Young
                  Facsimile: 212-832-5815

                  To SGC Capital Partners II LLC

                  1221 Avenue of the Americas, 15th Floor
                  New York, New York 10020
                  Attention: V. Frank Pottow
                  Facsimile: 212-278-5454


     SECTION 5.6 NO MERGER. The Parties agree and acknowledge that none of the warranties, representations and covenants contained in this Agreement shall merge upon the execution and delivery of this Agreement by the Parties and that all such warranties, representations, and covenants shall continue in full force and effect after the date hereof.

     SECTION 5.7 EXPENSES. The Company agrees to pay the Investors' reasonable out-of-pocket expenses (including fees and expenses of legal counsel, including in-house counsel, accountants and other professional advisors) incurred in connection with the negotiation and settlement of this Agreement and the Ancillary Agreements and the completion of the transactions contemplated hereby and thereby.

     SECTION 5.8 THIRD PARTY BENEFICIARIES. Except as expressly permitted in this Agreement, the Parties do not intend, nor shall any clause in this Agreement be interpreted to create, for any third party an obligation to or benefit from any of the Parties.

     SECTION 5.9 TRANSMISSION BY FACSIMILE. The Parties agree that this Agreement may be transmitted by facsimile or such similar device and that the reproduction of signatures by facsimile or such similar device shall be treated as binding as if originals and each Party undertakes in writing to provide each, and every other, Party with a copy of this Agreement bearing original signatures.

     SECTION 5.10 SEVERABILITY. If any provision of this Agreement is determined to be invalid or unenforceable by an arbitrator or a court of competent jurisdiction, that provision shall be deemed to be severed from this Agreement only to the extent of the facts in dispute, and where permitted by such determination, and the remaining provisions of this Agreement shall not be affected and shall remain valid and enforceable, provided that in the event that any portion of this Agreement is determined to be or becomes invalid or unenforceable (the "offending portion"), the Parties shall negotiate, in good faith, reasonable changes to this Agreement that are consistent with industry practice and as shall reasonably preserve the Parties' intentions, benefits and obligations that were the subject of such offending portion.

     SECTION 5.11 WAIVER. Each Party may only waive any right it may have pursuant to this Agreement in writing and subject to the notice provisions hereof. Any waiver of a right, including any right under this Agreement, by any Party shall not constitute a waiver of any other right by such Party. Failure or delay by any Party to enforce any term or condition of this Agreement shall not constitute a wavier of such term or condition.

     SECTION 5.12 COUNTERPARTS. This Agreement may be executed in one or more counterparts all of which taken together will constitute one and the same instrument.

     SECTION 5.13 REMEDIES. Except as otherwise provided in this Agreement, all remedies provided for in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to any Party at law, in equity or otherwise.

     SECTION 5.14 CONSTRUCTION. Each of the Parties hereto acknowledges that it has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the Parties hereto.

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date above first written.


                                       ENERGY CAPITAL INVESTMENT COMPANY PLC



                                       By:
                                          --------------------------------------
                                          Gary R. Petersen
                                          Director

                                       ENCAP ENERGY CAPITAL FUND III, L.P.
                                       By: EnCap Investments L.L.C., General
                                           Partner


                                       By:
                                          --------------------------------------
                                          D. Martin Phillips
                                          Managing Director

                                       ENCAP ENERGY CAPITAL FUND III-B, L.P.
                                       By: EnCap Investments L.L.C., General
                                           Partner



                                       By:
                                          --------------------------------------
                                          D. Martin Phillips
                                          Managing Director

                                       BOCP ENERGY PARTNERS, L.P.
                                       By: EnCap Investments L.L.C., Manager



                                       By:
                                          --------------------------------------
                                          D. Martin Phillips
                                          Managing Director



                                                          SUBSCRIPTION AGREEMENT

                                       EOS PARTNERS, L.P.



                                       By:
                                          --------------------------------------
                                          Brian Young
                                          General Partner

                                       EOS PARTNERS SBIC, L.P.
                                       By: Eos SBIC General, L.P., its general
                                           partner
                                           By: Eos SBIC, Inc., its general
                                               partner


                                       By:
                                          --------------------------------------
                                          Brian Young
                                          President

                                       EOS PARTNERS SBIC II, L.P.
                                       By: Eos SBIC General II, L.P., its
                                           general partner
                                           By: Eos SBIC II, Inc., its general
                                               partner


                                       By:
                                          --------------------------------------
                                          Brian Young
                                          President

                                       SGC PARTNERS II LLC



                                       By:
                                          --------------------------------------
                                          V. Frank Pottow
                                          Managing Director



                                                          SUBSCRIPTION AGREEMENT

                                       BANCAMERICA CAPITAL INVESTORS SBIC I,
                                       L.P.
                                       By: BancAmerica Capital Management SBIC
                                           I, LLC, its general partner
                                           By: BancAmerica Capital Management I,
                                               L.P., its sole member
                                               By: BACM I GP, LLC, its general
                                                   partner


                                       By:
                                          --------------------------------------
                                          J. Travis Hain
                                          Managing Director

                                       KAYNE ANDERSON ENERGY FUND, L.P.
                                       By: Kayne Anderson Capital Advisors,
                                           L.P., its General Partner
                                           By: Kayne Anderson Investment
                                               Management, Inc., its General
                                               Partner



                                       By:
                                          --------------------------------------
                                          Daniel M. Weingeist
                                          Managing Director

                                       BARGO ENERGY COMPANY



                                       By:
                                          --------------------------------------
                                          Jonathan M. Clarkson
                                          President



                                                          SUBSCRIPTION AGREEMENT